WILLIAM BLAIR FUNDS

WILLIAM BLAIR SMALL CAP VALUE FUND

SUPPLEMENT TO THE SUMMARY PROSPECTUS DATED MAY 1, 2020, AS SUPPLEMENTED

Effective February 10, 2021, the information below replaces similar disclosure in the Prospectus under “William Blair Small Cap Value Fund – Summary – Management.”

Portfolio Manager(s). Mark T. Leslie, a Partner of the Adviser, Stephen Livingston, a Partner of the Adviser, and David S. Mitchell, a Partner of the Adviser, co-manage the Fund. Mr. Leslie has co-managed the Fund since 2005. Mr. Livingston has co-managed the Fund since 2021. Mr. Mitchell has managed or co-managed the Fund since its inception in 1996.

Corresponding changes are made under “Management of the Funds – Portfolio Management” effective as of such date. In addition, the information below supplements similar disclosure under “Management of the Funds – Portfolio Management” as of the same date.

Stephen Livingston, CFA, a Partner of William Blair Investment Management, LLC, has co-managed the Small-Mid Cap Value Fund and the Small Cap Value Fund since 2021. Previously, he was an associate portfolio manager on William Blair’s Small and Small-Mid Cap Value strategies. Before joining the team as a research analyst in 2009, he spent two years as a research associate on the domestic growth equity research team, covering the financials and industrials sectors. Before that, he was a research associate in William Blair’s sell-side research group, covering the technology sector. Before joining William Blair in 2006, Stephen worked at both FTN Midwest and UBS. Stephen is a member of the CFA Institute and the CFA Society Chicago. He received a B.S.B.A. in finance from The Ohio State University and an M.B.A. from the University of Chicago’s Booth School of Business.

On February 10, 2021, the Adviser, Investment Counselors of Maryland, LLC (“ICM”) and BrightSphere Investment Group announced that they have signed a definitive agreement for the Adviser to acquire ICM, a $3.2 billion institutional US value equity investment firm. Subject to certain closing conditions, the transaction is expected to close in the second quarter of 2021. At such time, ICM’s portfolio management team will join the Adviser and will take over responsibility for portfolio management of the Adviser’s small cap value strategies from the current portfolio managers.

Dated: February 10, 2021

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Summary Prospectus for future reference.